REVENUE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Dec. 31, 2025
Disclosure of disaggregation of revenue from contracts with customers [abstract]
REVENUE FROM CONTRACTS WITH CUSTOMERS	REVENUE FROM CONTRACTS WITH CUSTOMERS
Amer Sports operates primarily in one industry - the design, manufacturing, distribution, selling and marketing of sporting goods, apparel and footwear. The Company is managed through its global brands supported by regional sales organizations and group-wide platforms such as global operations and sourcing, IT and finance.
Geographic revenues are presented according to customers’ location.
GEOGRAPHIC BREAKDOWN OF REVENUES

	For the year ended December 31,
In millions	2025	2024	2023
Americas (1)	$2,125.6	$1,859.0	$1,745.6
EMEA (2)	1,805.8	1,513.4	1,457.6
Greater China (3)	1,861.9	1,298.1	844.8
Asia Pacific (4)	772.9	512.8	352.4
Total	$6,566.2	$5,183.3	$4,400.4
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(1)Consists of the United States, Canada and other countries in Latin America. Revenue generated in the United States comprised 22.5%, 26.0% and 29.4% of total Company revenue for 2025, 2024 and 2023, respectively. No other country in the region generated more than 10% of the total Group revenue in any of the years presented.
(2)Consists of Europe, the Middle East and Africa. The revenue generated in this region primarily consists of sales in Germany, France, Austria, the UK, Italy, Sweden, Switzerland, and Spain. No country in the region generated more than 10% of the total Company revenue in any of the years presented.
(3)Consists of Mainland China, Hong Kong, Taiwan and Macau. Revenue generated in Mainland China comprised 27.0%, 23.6% and 18.2% of the total Group revenue for 2025, 2024 and 2023, respectively. No other country in the region generated more than 10% of the total Company revenue in any of the years presented.
(4)Excludes Greater China. The Company has own sales companies in Japan, South Korea, Australia and Malaysia in the region. No country in the region generated more than 10% of the total Company revenue in any of the periods presented.
BREAKDOWN OF REVENUES BY CHANNEL

	For the year ended December 31,
In millions	2025	2024	2023
Wholesale
Technical Apparel	$761.1	$643.1	$528.0
Outdoor Performance	1,551.1	1,309.8	1,329.6
Ball & Racquet Sports	1,045.3	963.4	952.7
	3,357.5	2,916.3	2,811.3
DTC
Technical Apparel	2,094.7	1,551.2	1,086.1
Outdoor Performance	852.6	525.7	344.6
Ball & Racquet Sports	261.4	190.1	159.4
	3,208.7	2,267.0	1,589.1

Total	$6,566.2	$5,183.3	$4,400.4
The Company did not recognize 10% or more of total revenue with one single customer in any of the periods presented.
CONTRACT BALANCES
Contract liabilities were $99.3 million and $68.4 million as of December 31, 2025 and December 31, 2024, respectively, and primarily relate to advance payments received. The balance of contract liabilities as of each year end are generally recognized as revenue within the next fiscal year.
RIGHT OF RETURN ASSETS AND REFUND LIABILITIES

In millions	December 31, 2025	December 31, 2024
Right of return assets	$26.1	$18.2
Refund liabilities	169.8	115.7
Right of return assets represent Amer Sports’ right to recover the products expected to be returned by customers. The asset is measured at the former carrying amount of the inventory less any expected costs to recover the products, including any potential decreases in the value of the returned products.
Refund liabilities represent the obligation to refund some or all of the consideration receivable from the customer and is measured at the amount Amer Sports expects it will have to return to the customer.